UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2006

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26694	93-0945003
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

585 West 500 South
Bountiful, Utah		84010
(Address of principal executive offices)		((Zip Code)

Registrant’s telephone number, including area code  (801) 298-3360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 2, 2006, we completed our acquisition of The Med-Design Corporation (“Med-Design”).  Pursuant to the Agreement and Plan of Merger and Reorganization, dated November 21, 2005, by and among us, Med-Design, Mammoth Acquisition Sub, Inc., and Mammoth Acquisition Sub, LLC, as amended by the First Amendment dated March 6, 2006, Mammoth Acquisition Sub, Inc. merged with and into Med-Design, and Med-Design continued as the surviving corporation of the merger and a wholly-owned subsidiary of us.  Immediately thereafter, Mammoth Acquisition Sub, LLC, merged with and into Med-Design, and Mammoth Acquisition Sub, LLC continued as the surviving corporation of this subsequent merger and a wholly-owned subsidiary of us.

Under the terms of the merger agreement, each issued and outstanding share of Med-Design common stock was converted into the right to receive 1.25863 shares of our common stock.  We will issue approximately  21,525,732 shares to former Med-Design stockholders, giving them an ownership of approximately 32.48% of our outstanding common stock.

The preceding is qualified in its entirety by reference to the merger agreement attached as Exhibit 2.01 to the Current Report on Form 8-K filed by SHPI on November 21, 2005, which is incorporated by reference herein.

The press release dated June 2, 2006, announcing the completion of the merger is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 2, 2006, our board of directors accepted the resignation of Donald Solomon from our board.  At the same time, our board elected Vincent Papa and Ralph Balzano as new directors to fill vacancies on the board, effective immediately.  Vincent Papa and Ralph Balzano were elected as directors pursuant to the merger agreement, which required that two members of Med-Design’s board of directors be named to our board as of the closing of the merger.  Mr. Ralph Balzano was named to fill a term that expires in 2007, and Mr. Papa was named to fill a term that expires in 2008.

Item 9.01         Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

It is impracticable to provide the required financial statements for Med-Design at this time.  The required financial statements will be filed in an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this initial report on Form 8-K must be filed.

(b)           Pro forma financial information.

It is impracticable to provide the required pro forma financial information for SHPI and Med-Design at this time.  The required pro forma financial information will be filed in an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this initial report on Form 8-K must be filed.

(d)       Exhibits

99.1 Press release issued by Specialized Health Products International, Inc. on June 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Date: June 2, 2006	By:	/s/ JEFFREY M. SOINSKI
Jeffrey M. Soinski
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description

(d) Exhibits 99.1 Press release issued by Specialized Health Products International, Inc. on June 2, 2006.